DELAWARE GROUP GOVERNMENT FUND

Delaware Strategic Income Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus and
Statement of Additional Information dated November 30, 2023, as amended

Effective immediately, the following replaces the information in the section entitled “Fund summary — Delaware Strategic Income Fund – Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Vivek Bommi, CFA	Managing Director, Head of Leveraged Credit	May 2024
Janaki Rao	Managing Director, Head of US Multisector	May 2024

Effectively immediately, the following replaces the disclosure in the Fund’s statutory prospectus section entitled “Who manages the Fund? – Portfolio managers”:

Vivek Bommi and Janaki Rao are the lead portfolio managers primarily responsible for the overall day-to-day management of the Fund. When making decisions for the Fund, Messrs. Rao and Bommi regularly consult with other investment professionals.

Vivek Bommi
Managing Director, Head of Leveraged Credit

• Joined Macquarie in 2023
• Based in Philadelphia

Vivek is Head of Leveraged Credit within Macquarie Asset Management (MAM) Credit, a role he assumed in November 2023. He has overall responsibility for the team’s leveraged credit capabilities, including portfolio and business management.

Prior to joining Macquarie, he was Head of European and UK Fixed Income at AllianceBernstein from August 2021 to November 2023, responsible for leadership and strategy of European Fixed Income. Before that, Vivek spent more than 10 years at Neuberger Berman within Leveraged Credit in various roles, including Director of Research, Portfolio Manager, and Head of Europe.

Vivek received a Bachelor of Science in finance from the University of Illinois and a Master of Business Administration in finance and management from Columbia Business School. He holds the Chartered Financial Analyst® designation and he is a Certified Public Accountant.

Janaki Rao
Managing Director, Head of US Multisector

• Joined Macquarie in 2024
• Based in Philadelphia

Janaki is Head of the US Multisector Team within Macquarie Asset Management (MAM) Credit, a role he assumed in May 2024. He has overall responsibility for MAM Credit’s US multisector capabilities, including the portfolios, the team, and client and business management.

Prior to joining Macquarie, he was Director of US Multisector Fixed Income at AllianceBernstein from November 2019 to February 2023, responsible for managing multisector fixed income portfolios, including Treasury inflation-protected securities (TIPS) and agency mortgage-backed securities (MBS) portfolios. Before that, he was AllianceBernstein’s Head of Agency MBS from March 2013 to November 2019, and prior to that spent seven years at Morgan Stanley as Vice President of Agency MBS Research.

Janaki received a Bachelor of Arts (Honors) in economics from the University of Delhi, a Master of Business Administration with an emphasis in marketing from Symbiosis Institute of Business Management, and a Master of Business Administration with an emphasis in finance from the Zicklin School of Business at Baruch College.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Effective immediately, the following is added to the section in the statement of additional information entitled “Portfolio Managers — Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2024 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Vivek Bommi
Registered investment companies:	8	$4.5 billion	0	$0
Other pooled investment vehicles:	3	$426.3 million	0	$0
Other accounts:	4	$188.9 million	0	$0
Janaki Rao*
Registered investment companies:	0	$0	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0
*Information provided is as of May 6, 2024.

Effective immediately, the following replaces the section in the statement of additional information entitled “Portfolio Managers — Ownership of Fund Shares”:

As of April 30, 2024, the portfolio managers did not beneficially own any shares of the Fund.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank

Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 6, 2024.